SCHEDULE 14C INFORMATION

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(Amendment No. )

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SUNAMERICA SERIES TRUST

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SUNAMERICA SERIES TRUST

SA AB Growth Portfolio

SA AB Small & Mid Cap Value Portfolio

SA VCP Dynamic Allocation Portfolio

SA VCP Dynamic Strategy Portfolio

P.O. Box 15570

Amarillo, Texas 79105-5570

SunAmerica Asset Management, LLC

SunAmerica Series Trust

Attn: Annuity Service Center

P.O. Box 15570

Amarillo, Texas 79105-5570

(800) 445-7862

January 10, 2020

Dear Contract Owner:

You are receiving the enclosed information statement (the “Information Statement”) because we wish to notify you of certain changes to SA AB Growth Portfolio, SA AB Small & Mid Cap Value Portfolio, SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio (each, a “Fund” and collectively, the “Funds”), each a series of SunAmerica Series Trust (the “Trust”). On March 27, 2019, the Board of Trustees (the “Trustees”) of the Trust approved a new subadvisory agreement between SunAmerica Asset Management, LLC (“SunAmerica”), each Fund’s investment adviser, and AllianceBernstein L.P. (“AllianceBernstein”) with respect to each Fund (the “New Subadvisory Agreement”). The New Subadvisory Agreement became effective on November 13, 2019, which is the date that AXA S.A., which formerly owned all of the outstanding shares of common stock of AXA Equitable Holdings, Inc. (“Equitable”), the indirect parent of AllianceBernstein, sold its shares of Equitable in an offering that decreased its ownership interest in Equitable to less than 25% of Equitable outstanding shares (the “Transaction”). The prior subadvisory agreement between SunAmerica and AllianceBernstein with respect to each Fund provided, consistent with Section 15(a)(4) of the Investment Company Act of 1940, as amended, for its automatic termination in the event of its assignment and the closing of the Transaction constituted such an assignment.

In connection with the appointment of AllianceBernstein, there were no changes to the Funds’ principal investment strategies or principal investment risks. The appointment of AllianceBernstein did not result in any change to the advisory fees or expenses payable by each Fund.

As a matter of regulatory compliance, we are sending you this Information Statement, which includes information about the New Subadvisory Agreement and AllianceBernstein.

This document is for your information only and you are not required to take any action. Should you have any questions about these changes or if we can be of service to you in any other way, please call our customer service center between the hours of 8:00 a.m. PST and 5:00 p.m. PST at (800) 445-7862. As always, we appreciate your confidence and trust and look forward to serving you in the future.

Sincerely,

/s/ John T. Genoy
John T. Genoy
President
SunAmerica Series Trust

SUNAMERICA SERIES TRUST

SA AB Growth Portfolio

SA AB Small & Mid Cap Value Portfolio

SA VCP Dynamic Allocation Portfolio

SA VCP Dynamic Strategy Portfolio

P.O. Box 15570

Amarillo, Texas 79105-5570

(800) 445-7862

INFORMATION STATEMENT

REGARDING NEW SUBADVISORY AGREEMENT

You have received this information statement (the “Information Statement”) because you are invested in SA AB Growth Portfolio, SA AB Small & Mid Cap Value Portfolio, SA VCP Dynamic Allocation Portfolio and/or SA VCP Dynamic Strategy Portfolio (each, a “Fund” and collectively, the “Funds”), each a series of SunAmerica Series Trust (the “Trust”), through a variable annuity or variable life insurance policy. You are receiving this Information Statement in lieu of a proxy statement. This Information Statement describes a new subadvisory agreement (the “New Subadvisory Agreement”) between SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”), each Fund’s investment adviser, and AllianceBernstein L.P. (“AllianceBernstein”) with respect to each Fund. Pursuant to the New Subadvisory Agreement, AllianceBernstein serves as subadviser to each Fund and is responsible for day-to-day management of the Fund.

Prior to the effective date of the New Subadvisory Agreement, each Fund was also subadvised by AllianceBernstein. The prior subadvisory agreement (the “Prior Subadvisory Agreement”) between SunAmerica and AllianceBernstein provided, consistent with Section 15(a)(4) of the Investment Company Act of 1940, as amended (the “1940 Act”), for its automatic termination upon a change in control of AllianceBernstein. On November 13, 2019, AXA S.A., which formerly owned all of the outstanding shares of common stock of AXA Equitable Holdings, Inc. (“Equitable”), the indirect parent of AllianceBernstein, sold its shares of Equitable in an offering that decreased its ownership interest in Equitable to less than 25% of Equitable outstanding shares (the “Transaction”). The closing of the Transaction constituted a change in control of AllianceBernstein. The Trust’s Board of Trustees (the “Board” or the “Trustees”), including all of the Trustees who are not “interested persons” of the Trust, SunAmerica or AllianceBernstein, as defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), approved the New Subadvisory Agreement between SunAmerica and AllianceBernstein with respect to each Fund at an in-person meeting held March 27, 2019 (the “Meeting”) to be effective upon the closing of the Transaction.

The New Subadvisory Agreement is the same in all material respects as the Prior Subadvisory Agreement, except for the effective date of the New Subadvisory Agreement.

We are not asking you for a proxy and you are requested not to send us a proxy. This document is for informational purposes only and you are not required to take any action.

The Trust has received an exemptive order from the Securities and Exchange Commission that allows SunAmerica, subject to certain conditions, to select new subadvisers, replace existing subadvisers or make changes to existing subadvisory contracts without first calling a shareholder meeting and obtaining shareholder approval (the “Order”). The Order requires that within 60 days of entering into a new subadvisory agreement, the Trust must furnish a Fund’s shareholders with the same information about the new subadviser or subadvisory agreement that would have been included in a proxy statement, except as modified by the Order. This Information Statement is being provided to you to satisfy this requirement. This Information Statement is being posted at www.aig.com/informationstatements on or about January 10, 2020.

The Trust and the Adviser

Each Fund is an investment series of the Trust, a Massachusetts business trust. The Trust entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SunAmerica on January 1, 1999, as amended from time to time, with the approval of the Board, including a majority of the Independent Trustees. The Advisory Agreement was last approved by the Board, including a majority of the Independent Trustees, at an in-person meeting held on October 3, 2019.

SunAmerica is an indirect, wholly-owned subsidiary of American International Group, Inc. (“AIG”) and is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. As investment adviser, SunAmerica selects the subadvisers for the Trust’s portfolios, manages certain portfolios, provides various administrative services and supervises the portfolios’ daily business affairs, subject to oversight by the Trustees. The Advisory Agreement authorizes SunAmerica to retain subadvisers for the portfolios for which it does not manage the assets. SunAmerica selects subadvisers it believes will provide the portfolios with the highest quality investment services. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift (divergence from the stated investment objective or policies) or other considerations.

The subadvisers to the Trust’s portfolios, including AllianceBernstein, act pursuant to subadvisory agreements with SunAmerica. Their duties include furnishing continuing advice and recommendations to the portfolios regarding securities to be purchased and sold, selecting broker-dealers and negotiating commission rates for the portfolios. The subadvisers are independent of SunAmerica and discharge their responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the subadvisers’ fees. The Trust’s portfolios do not pay fees directly to a subadviser.

The New Subadvisory Agreement

The terms and conditions and the subadvisory fee rates under the New Subadvisory Agreement and Prior Subadvisory Agreement are the same in all material respects, except for the effective date of the agreements. The New Subadvisory Agreement provides, among other things, that (i) AllianceBernstein shall manage the investment and reinvestment of the assets of each Fund, (ii) SunAmerica shall compensate AllianceBernstein for its services, (iii) AllianceBernstein is authorized to select the brokers or dealers to effect portfolio transactions for each Fund, and (iv) AllianceBernstein shall comply with each Fund’s objectives, investment policies and limitations and with applicable laws and regulations.

Under the New Subadvisory Agreement, AllianceBernstein is compensated by SunAmerica (and not each Fund) at the following annual rates listed below.

Fund	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the Portfolio)

SA AB Growth Portfolio	0.35% on the first $50 million 0.30% on the next $100 million 0.25% on the next $500 million 0.20% above $650 million

SA AB Small & Mid Cap Value Portfolio	0.50% on the first $250 million 0.45% over $250 million

SA VCP Dynamic Allocation Portfolio[1]	0.24% on the first $500 million 0.21% on the next $1 billion 0.19% on the next $1 billion 0.15% over $2.5 billion

SA VCP Dynamic Strategy Portfolio[1]	0.24% on the first $500 million 0.21% on the next $1 billion

0.19% on the next $1 billion 0.15% over $2.5 billion

[1]

AllianceBernstein shall be paid a composite fee based on the aggregate assets of the Overlay Component it manages for the SA VCP Dynamic Allocation Portfolio and the SA VCP Dynamic Strategy Portfolio of SunAmerica Series Trust and the Dynamic Allocation Fund of VALIC Company I.

The New Subadvisory Agreement also provides for automatic termination unless, at least annually subsequent to its initial term, its continuance is approved by (i) the vote of a majority of those Trustees of the Trust who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund voting separately from any other series of the Trust. The New Subadvisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by vote of a majority of the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of a Fund on not less than 30 days nor more than 60 days’ written notice to AllianceBernstein or by AllianceBernstein at any time without the payment of any penalty, on 90 days’ written notice to the Adviser and the Trust. The form of New Subadvisory Agreement is attached as Exhibit A.

For the most recent fiscal year ended January 31, 2019, SunAmerica received the following gross advisory fees from each Fund.

Fund	Gross Advisory Fee	Percentage of Fund’s Average Daily Net Assets

SA AB Growth Portfolio	$5,280,849	0.61%

SA AB Small & Mid Cap Value Portfolio	$5,152,570	0.92%

SA VCP Dynamic Allocation Portfolio	$24,914,157	0.21%

SA VCP Dynamic Strategy Portfolio	$13,737,449	0.22%

During the same period, SunAmerica paid subadvisory fees to AllianceBernstein for its management of each Fund as follows:

Fund	Subadvisory Fee	Percentage of Fund’s Average Daily Net Assets	Amount Retained of Advisory Fee

SA AB Growth Portfolio	$2,139,205	0.25%	$3,141,644

SA AB Small & Mid Cap Value Portfolio	$2,638,785	0.47%	$2,513,785

SA VCP Dynamic Allocation Portfolio	$3,761,763	0.03%	$21,152,394

SA VCP Dynamic Strategy Portfolio	$2,031,956	0.03%	$11,705,493

The subadvisory fees payable to AllianceBernstein under the New Subadvisory Agreement are identical to the subadvisory fees payable to AllianceBernstein under the Prior Subadvisory Agreement. As a result, the New Subadvisory Agreement is not expected to have any impact on SunAmerica’s profitability.

Information about the Subadviser

AllianceBernstein is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. Its majority limited partnership units are held, directly and indirectly, by its parent company Equitable, a publicly traded holding company for a diverse group of financial services companies. AllianceBernstein Corporation (“AB Corporation”), an indirect wholly-owned subsidiary of Equitable, is the general partner of both AllianceBernstein and AllianceBernstein Holding L.P., a publicly traded partnership. AllianceBernstein is a leading global investment management firm. AllianceBernstein provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As of September 30, 2019, AllianceBernstein had approximately $592 billion in assets under management.

The following chart lists AllianceBernstein’s principal executive officers and directors and their principal occupations. The business address of each officer and director as it relates to that person’s position with AllianceBernstein is 1345 Avenue of the Americas, New York, NY 10105.

Name and Address	Principal Occupation
Seth P. Bernstein	Director – AB Corporation and President and Chief Executive Officer – Alliance Bernstein
Ramon de Oliveira

Chairman of the Board – AB Corporation and AXA Equitable Holdings, Inc.; Director – AXA S.A., AXA Equitable Life Insurance Company; MONY Life Insurance Company of America; Managing Director – Investment Audit Practice

Paul L. Audet	Director – AB Corporation; Founder and Managing Member – Symmetrical Ventures
Nella Domenici	Director – AB Corporation
Jeffrey J. Hurd	Director – AB Corporation; Chief Operating Officer – AXA Equitable Holdings, Inc.
Daniel G. Kaye	Director – AB Corporation, AXA Equitable Holdings, Inc., AXA Equitable Life Insurance Company; MONY Life Insurance Company of America, CME Group, Inc.
Nicholas Lane	Director – AB Corporation; Senior Executive Vice President and Head of U.S. Life, Retirement and Wealth Management – AXA Equitable Holdings, Inc.; President – AXA Equitable Life Insurance Company
Kristi Matus	Director – AB Corporation, AXA Equitable Holdings, Inc.; AXA Equitable Life Insurance Company of America, Tru Optik Data Corp., Cerence, Inc.; Executive Advisor – Thomas H. Lee Partners
Das Narayandas	Director – AB Corporation; Professor of Business Administration at Harvard Business School
Mark Pearson

Director – AB Corporation and MONY Life Insurance Company of America; Director, President and Chief Executive Officer – AXA Equitable Holdings, Inc.; Chairman and Chief Executive Officer – AXA Equitable Life Insurance Company

Charles G.T. Stonehill

Director – AB Corporation, AXA Equitable Holdings, Inc., AXA Equitable Life Insurance Company, MONY Life Insurance Company of America, PayMagnus A/S, CommonBond, LLC; Founding Partner – Green & Blue Advisors LLC

Kate C. Burke	Chief Administrative Officer – AllianceBernstein
Laurence E. Cranch	General Counsel – AllianceBernstein
James A. Gingrich	Chief Operating Officer – AllianceBernstein
John C. Weisenseel	Chief Financial Officer – AllianceBernstein

No Trustee of the Trust has, or has had, any material interest in, or a material interest in a material transaction with AllianceBernstein or its affiliates since the beginning of each Fund’s most recent fiscal year. No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of AllianceBernstein.

AllianceBernstein provides investment advisory or subadvisory services, as applicable, to the mutual funds and/or institutional accounts listed below, which have investment strategies or objectives similar to that of a Fund. While the investment strategies or objectives of the mutual funds and/or accounts listed below may be similar to that of the relevant Fund, the nature of services provided by AllianceBernstein may be different. As a subadviser, AllianceBernstein may perform a more limited set of services and assume fewer responsibilities for a Fund than it does for certain funds listed below. The name of each such fund or account, together with information concerning the fund’s assets, and the advisory or subadvisory fee rates paid (as a percentage of average net assets) to AllianceBernstein for its management services, are set forth below.

Fund Name	Assets as of November 30, 2019 (millions)	Fee Rate (% of average daily net assets)
AB Discovery Value Fund	$2,979.7	0.73%
AB Large Cap Growth Fund	$10,352.9	0.51%
US SMID Value Client	$85	first $10 mm 0.80%
		next $40 mm 0.65%
		over $50 mm 0.55%

Factors Considered by the Board

At the Meeting, the Board, including the Independent Trustees, approved the New Subadvisory Agreement between SunAmerica and AllianceBernstein with respect to the Funds.

In connection with the approval of the New Subadvisory Agreement, the Board received materials related to certain factors used in its consideration of whether to approve the New Subadvisory Agreement. Those factors included:

(1)	the requirements of the Funds in the areas of investment supervisory and administrative services;

(2)	the nature, extent and quality of the investment advisory and administrative services expected to be provided by AllianceBernstein;

(3)	the size and structure of the subadvisory fees and any other material payments to AllianceBernstein;

(4)	the organizational capability and financial condition of AllianceBernstein and its affiliates, including with respect to the organizational and financial impacts of the Transaction;

(5)	the possibility that services of the type required by the Trust might be better obtained from other organizations; and

(6)	the fees to be paid by the Adviser to AllianceBernstein for managing the Funds.

In addition, the Board considered (a) the conditions and trends prevailing in the economy, the securities markets and the investment company industry; (b) the profitability of AllianceBernstein and the amounts retained by SunAmerica; and (c) information regarding AllianceBernstein’s compliance and regulatory history. The Board also took into account extensive information from AllianceBernstein regarding its services provided to the Trust, which materials the Board reviewed at its October 10, 2018 meeting (the “October Meeting”) in connection with its consideration of the renewal of the Prior Subadvisory Agreement between the Adviser and AllianceBernstein.

The Independent Trustees were separately represented by counsel that is independent of SunAmerica and AllianceBernstein in connection with their consideration of approval of the New Subadvisory Agreement. The matters discussed below were also considered separately by the Independent Trustees in executive sessions during which such independent counsel provided guidance to the Independent Trustees.

The Board received information regarding the Trust’s subadvisory fees compared to subadvisory fee rates of a group of funds with similar investment strategies and/or objectives, as applicable (the “Subadvised Expense Group/Universe”), as selected and prepared by an independent third-party provider of investment company data. The Board also received performance data and expense information prepared by management. In addition, the Board considered expenses and performance of AllianceBernstein with respect to accounts and mutual funds that have comparable investment objectives and strategies to the Funds.

Nature, Extent and Quality of Services Provided by AllianceBernstein. The Board, including the Independent Trustees, considered the nature, quality and extent of services expected to be provided by AllianceBernstein. In making its evaluation, the Board considered that SunAmerica acts as adviser for the Funds, manages the daily business affairs of the Trust, and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies and provides oversight with respect to the daily management of the Funds’ assets, subject to the Trustees’ oversight and control. It was also noted that SunAmerica’s advisory fees compensate SunAmerica for services such as monitoring portfolio performance, selecting and replacing subadvisers, determining asset allocations among each series of the Trust and ensuring that a subadviser’s style adheres to the prospectus and statement of additional information as well as other administrative, compliance and legal services or requirements.

With respect to AllianceBernstein, the Board noted that the services currently provided by AllianceBernstein for the Funds will not change under the New Subadvisory Agreement. The Board further noted that AllianceBernstein would continue to be responsible for providing investment management services on a day-to-day basis. In such role, AllianceBernstein will (i) manage the investment and reinvestment of each Fund’s assets; (ii) determine the securities to be purchased or sold and execute such documents on behalf of each Fund as may be necessary in connection with its management thereof; (iii) provide SunAmerica with records concerning its activities; and (iv) render regular reports to SunAmerica and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Board reviewed AllianceBernstein’s history, structure and size, and investment experience. The Board was informed that in management’s judgment, AllianceBernstein has the size, viability and resources to attract and retain highly qualified investment professionals. The Board reviewed the qualifications, background and responsibilities of the staff of AllianceBernstein who would be responsible for providing investment management services to the Funds as well as current and projected staffing levels. The Board considered that the personnel of AllianceBernstein who would be responsible for advising each Fund, including the key personnel who will be involved in the investment management, administration, compliance and risk management activities with respect to the Funds, will not change as a result of the Transaction. The Board also considered that the investment strategies and techniques utilized by those personnel will not change as a result of the Transaction. The Board noted that the continuity of the Funds’ day-to-day investment management and operations is therefore expected to remain intact.

The Board also reviewed and considered AllianceBernstein’s compliance and regulatory history, including information about whether it has been involved in any litigation, regulatory actions or investigations that could impair its ability to continue to serve as subadviser to the Funds. The Board considered AllianceBernstein’s risk assessment and risk management processes. The Board concluded that there was no information provided that would have a material adverse effect on AllianceBernstein’s ability to provide services to the Trust.

The Board concluded that it was satisfied with the nature, quality and extent of the services expected to be provided by AllianceBernstein and that there was a reasonable basis on which to conclude that AllianceBernstein would provide high quality services to the Trust.

Fund Fees and Expenses; Investment Performance. The Board, including the Independent Trustees, received and reviewed information regarding each Fund’s subadvisory fees (actual and contractual) compared against such fees of its Subadvised Expense Group/Universe. It was noted that with respect to subadvisory fees, SunAmerica negotiates such fees at arm’s length. The Board also considered that the subadvisory fees are paid by SunAmerica out of its advisory fee and not by the Funds, and that subadvisory fees may vary widely within a Subadvised Expense Group/Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid by SunAmerica and the amount of the management fees which it retained, noting that there will be no change in the management fee paid by each Fund to SunAmerica. The Board also noted that the subadvisory fee rates to be paid by SunAmerica to AllianceBernstein under the New Subadvisory Agreement are the same as those under the Prior Subadvisory Agreement. The Board determined that these amounts were reasonable in light of the services performed by SunAmerica and AllianceBernstein, respectively.

The Board noted that in considering the reasonableness of the subadvisory fees, it had considered extensive expense and performance information during its consideration of the renewal of the Prior Subadvisory Agreement at the October Meeting. The Board noted that it had received a report prepared independently by Broadridge Financial Solutions, Inc. (“Broadridge”), as well as information provided by management. The Board also noted that it had considered advisory fees received by AllianceBernstein with respect to other mutual funds and accounts with similar investment strategies to the Funds as well as performance data from management and AllianceBernstein with respect to the Funds and any other mutual funds or other accounts advised or subadvised by AllianceBernstein with similar investment objectives and/or strategies, as applicable.

On a quarterly basis, the Board monitors and reviews various materials presented and prepared by management, including but not limited to each Fund’s overall performance, performance relative to the Fund’s benchmark and Morningstar and Broadridge peer groups, and a subadviser’s performance within a portfolio. The Board also considered that management makes particular note of any portfolio that may require closer monitoring or potential corrective action by the Board. The Trustees noted that the expense and performance information as a whole was useful in assessing whether AllianceBernstein will provide services at a cost that is competitive with other similar funds.

Profitability, Economies of Scale and Other Benefits Derived. The Board noted that the subadvisory fees paid pursuant to the New Subadvisory Agreement are paid by SunAmerica out of its advisory fees. The Trustees also relied on the ability of SunAmerica to negotiate the New Subadvisory Agreement and the fees thereunder at arm’s length. The Board determined that the profitability to AllianceBernstein in connection with its relationship with the Funds is therefore not a material factor in its consideration of the New Subadvisory Agreement.

The Board noted that it had previously received and considered information regarding economies of scale expected to be achieved by the Trust in connection with the consideration of the renewal of the Prior Subadvisory Agreement. The Board considered that each New Subadvisory Agreement also contains breakpoints in the fee schedule; however, since SunAmerica, and not the Trust, is responsible for the payment of the fees pursuant to the New Subadvisory Agreement, the Trust does not directly benefit from any reduction in subadvisory fee rates. The Board also considered other potential indirect benefits to AllianceBernstein as a result of its relationship with the Funds, which could include research benefits obtained by trading the Funds’ assets, economies of scale, reputational benefits, and the potential for future mandates. For similar reasons as stated above with respect to AllianceBernstein’s profitability, the Board concluded that the potential for economies of scale and other indirect benefits to AllianceBernstein in its management of the Funds are not a material factor in its consideration at this time.

Terms of New Subadvisory Agreement. The Board, including the Independent Trustees, reviewed the terms and conditions of the New Subadvisory Agreement, including the duties and responsibilities undertaken by SunAmerica and AllianceBernstein as discussed above. The Board also considered that the material terms of the New Subadvisory Agreement are identical to the terms of the Prior Subadvisory Agreement.

Conclusions. In reaching its decision to recommend the approval of the New Subadvisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered and each Trustee attributes different weight to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Trustees, concluded that AllianceBernstein possesses the capability and resources to perform the duties required of it under the New Subadvisory Agreement.

Further, based upon its review of the New Subadvisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that: (1) the terms of the New Subadvisory Agreement are reasonable, fair and in the best interest of each Fund and its shareholders, and (2) the subadvisory fee rates are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Ownership of Shares

As of November 30, 2019, there were approximately 33,729,672 shares outstanding of SA AB Growth Portfolio, 35,079,570 shares outstanding of SA AB Small & Mid Cap Value Portfolio, 909,431,833 shares outstanding of SA Dynamic Allocation Portfolio and 470,781,373 shares outstanding of SA Dynamic Strategy Portfolio. As of November 30, 2019, all shares of each Fund were owned directly by the separate accounts of American General Life Insurance Company (“AGL”), The United States Life Insurance Company in The City of New York (“USL”) and/or The Variable Annuity Life Insurance Company (“VALIC”) or affiliated mutual funds. The following shareholders directly owned 5% or more of each Fund’s outstanding shares as of such date:

Fund and Class	Owner	Shares	Percentage
SA AB Growth Portfolio (Class 1)	AGL Variable Separate Account	6,517,145	28.49%
	AGL Variable Annuity Account 7	1,325,391	5.79%
	SunAmerica Dynamic Allocation Portfolio	7,563,289	33.07%
	SunAmerica Dynamic Strategy Portfolio	4,142,943	18.11%
	AGL Variable Annuity Account 1	1,416,441	6.19%
SA AB Growth Portfolio (Class 2)	AGL Variable Separate Account	868,587	53.04%
	AGL Variable Annuity Account 4	146,900	8.97%
	AGL Variable Annuity Account 5	622,122	37.99%
SA AB Growth Portfolio (Class 3)	AGL Variable Separate Account	7,395,207	80.22%
	AGL Variable Annuity Account 7	913,732	9.91%
SA AB Small & Mid Cap Value Portfolio (Class 1)	SunAmerica Dynamic Strategy Portfolio	5,613,824	99.95%
SA AB Small & Mid Cap Value Portfolio (Class 2)	AGL Variable Separate Account	716,991	100.00%
SA AB Small & Mid Cap Value Portfolio (Class 3)	AGL Variable Separate Account	23,390,262	81.37%
	AGL Variable Annuity Account 7	3,220,643	11.20%
SA Dynamic Allocation Portfolio (Class 1)	AGL Variable Separate Account	16,874	100.00%

SA Dynamic Allocation Portfolio (Class 3)	USL Variable Separate Account	73,597,012	8.09%
	AGL Variable Separate Account	667,744,436	73.43%
	AGL Variable Annuity Account 7	157,855,331	17.36%
SA Dynamic Strategy Portfolio (Class 1)	AGL Variable Separate Account	16,618	100.00%
SA Dynamic Strategy Portfolio (Class 3)	USL Variable Separate Account	44,412,360	9.43%
	AGL Variable Separate Account	417,575,335	88.70%

AGL is a stock life insurance company organized under the laws of the state of Texas and its address is 2727-A Allen Parkway, Houston, Texas 77019. USL is a stock life insurance company organized under the laws of the state of New York and its address is One World Financial Center, 200 Liberty Street, New York, New York 10281. SA Dynamic Strategy Portfolio and SA Dynamic Allocation Portfolio are each a series of the Trust and their address is 21650 Oxnard Street, 10th Floor, Woodland Hills, CA 91367.

Shareholders that own of record or beneficially more than 25% of a Fund’s outstanding shares may be considered a controlling person. As of November 30, 2019, to the knowledge of the Trust, no other person beneficially or of record owned 5% or more of any class of a Fund’s outstanding shares.

The Trustees and officers of the Trust as a group owned an aggregate of less than 1% of the shares of each Fund as of November 30, 2019.

Brokerage Commissions

For the fiscal year ended January 31, 2019, none of the Funds paid any commissions to affiliated broker-dealers.

Other Service Providers

For the fiscal year ended January 31, 2019, each Fund paid the below aggregate amounts in shareholder services fees to AGL, USL and/or VALIC, each of which are affiliates of SunAmerica. In addition, each Fund paid the below amounts to VALIC Retirement Services Company (“VRSCO”) for transfer agency services during the period. VRSCO is also an affiliate of SunAmerica and is located at 2929 Allen Parkway, Houston, Texas 77019. AIG Capital Services, Inc. (“ACS”) distributes each Fund’s shares and incurs the expenses of distributing each Fund’s shares under a Distribution Agreement. ACS is located at Harborside 5, 185 Hudson Street, Suite 3300 Jersey City, New Jersey 07311. SunAmerica, AGL, USL, VALIC, VRSCO and ACS are each indirect, wholly-owned subsidiaries of AIG.

Fund	Shareholder Services Fees Paid	Amount Paid for Transfer Agency Services

SA AB Growth Portfolio	$576,614	$2,889

SA AB Small & Mid Cap Value Portfolio	$1,172,773	$1,324

SA VCP Dynamic Allocation Portfolio	$29,829,500	$1,177

SA VCP Dynamic Strategy Portfolio	$15,858,621	$1,030

Shareholder Reports

Copies of the most recent annual and semi-annual reports of each Fund are available without charge and may be obtained by writing to the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570, Attn: Annuity Service Center or by calling (800) 445-7862.

Shareholder Proposals

The Trust is not required to hold annual shareholder meetings. If a shareholder wishes to submit proposals for consideration at a future shareholder meeting, the Trust must receive the proposal a reasonable time before the solicitation is to be made. Written proposals should be sent to Kathleen D. Fuentes, Esq., Secretary of SunAmerica Series Trust, Harborside 5, 185 Hudson Street, Suite 3300 Jersey City, New Jersey 07311.

By Order of the Board of Trustees,

/s/ John T. Genoy
John T. Genoy President SunAmerica Series Trust

Dated: January 10, 2020

Exhibit A

SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT (“Agreement”) is dated as of November 13, 2019 by and between SUNAMERICA ASSET MANAGEMENT, LLC, a Delaware limited liability company (the “Adviser”), and ALLIANCEBERNSTEIN L.P., a Delaware limited partnership (the “Subadviser”).

WITNESSTH:

WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time, pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and may issue shares of beneficial interest, without par value, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio(s) of the Trust listed on Schedule A attached hereto, and the Subadviser is willing to furnish such services.

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.    Duties of Subadviser. Adviser hereby engages the services of Subadviser in furtherance of its Investment Advisory and Management Agreement with the Trust dated as of January 1, 1999, as amended from time to time, on behalf of SA AB Growth Portfolio, SA AB Small & Mid Cap Value Portfolio, SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio (each, a “Portfolio,” and collectively, the “Portfolios”). Pursuant to this Agreement and subject to the oversight and review of Adviser, Subadviser will manage the investment and reinvestment of the assets of the Portfolio. In this regard, Subadviser will determine in its discretion the securities to be purchased or sold, will provide Adviser with records concerning its activities which Adviser or the Trust is required to maintain, and will render regular reports to Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolios set forth in the Trust’s current prospectus and statement of additional information, and applicable laws and regulations. Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

Subadviser also represents and warrants that in furnishing services hereunder, Subadviser will not consult with any other subadviser of the Portfolios or other series of the Trust, to the extent any other subadvisers are engaged by Adviser, or any other subadvisers to other investments companies that are under common control with the Trust, concerning transactions of the Portfolios in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Investment Company Act of 1940.

2.    Portfolio Transactions. Subadviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities and is directed to use its best efforts to obtain the best price and execution. Subject to policies established by the Trustees of the Trust, Subadviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or

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Subadviser’s overall responsibilities with respect to a Portfolio, other portfolios of the Trust and other clients of Subadviser. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. Subadviser will promptly communicate to Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

To the extent permitted by the Portfolios’ current prospectus and statement of additional information, Subadviser is hereby directed and authorized by Adviser to (i) negotiate, enter into and execute trading and other agreements on the Trust’s behalf with third parties such as counterparties, clearing houses, clearing members, trading venues and such other intermediaries (including the Trust’s custodian) (each, a “Market Participant’’) as Subadviser deems appropriate including, but not limited to, ISDA Agreements, as supplemented by any schedule, credit support annex (or pledge agreement), and/or confirmations thereto, listed options agreements, as supplemented by any addendum hereto related to exchange-traded derivative transactions agreements, repurchase agreement facilities, master forward securities transaction agreements, standard industry protocol arrangements (including those published by ISDA) and any such other agreements or arrangements as may be necessary or desirable to effect the investments and transactions contemplated by the Portfolios’ investment guidelines and (ii) effect transactions in derivatives with such counterparties, in such a manner and on such trading venues as Subadviser considers appropriate. Where applicable, all such transactions shall be effected in accordance with the rules and regulations (if any) of the relevant trading venue and Subadviser may take all such steps as Subadviser considers reasonable or as may be required or permitted by such rules and regulations and/or by appropriate market practice. Upon the reasonable request of Adviser, Subadviser will provide copies of any such agreements or other documents to Adviser.

Subadviser also is authorized on a continuing basis to maintain at Markit Group Limited (or such other intermediaries as it deems reasonable) for delivery to relevant Market Participants, information (including confidential information) relating to the Portfolios and all such constituent and other documentation as may be required by such Market Participants in connection with Subadviser’s use of derivatives and/or in order to effect, clear or otherwise manage transactions in derivatives on behalf of the Portfolios.

3.    Compensation of Subadviser. As its compensation hereunder, Adviser shall pay to Subadviser promptly after the end of each month, a fee calculated in accordance with the average daily net assets of the indicated Portfolio as set forth in Schedule A hereto.

To the extent required by the laws of any state in which the Trust is subject to an expense guarantee limitation, if the aggregate expenses of any Portfolio in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), as a result of which Adviser is required to reduce or refund its advisory and management fee payable by a Portfolio, Subadviser agrees to waive such portion of its subadvisory fee in the same proportion as the fees waived by Adviser bear to the total advisory and management fee paid by such Portfolio. Such waiver, however, shall not exceed the full amount of the subadvisory fee for such year except as may be elected by Subadviser in its discretion. For this purpose, aggregate expenses of a Portfolio shall include the compensation of Adviser and all normal expenses, fees and charges, but shall exclude interest, taxes, brokerage fees on portfolio transactions, fees and expenses incurred in connection with the distribution of Trust shares, and extraordinary expenses including litigation expenses. In the event any amounts are so contributed by Subadviser to Adviser, Adviser agrees to reimburse Subadviser for any expenses waived, provided that Adviser has been reimbursed by the Trust.

Subadviser’s fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of a Portfolio shall be that determined in the manner and on the dates set forth in the current prospectus of the Trust and, on days on which the net assets are not so determined, the net asset computation to be used shall be as determined on the next day on which the net assets shall have been determined.

4.    Reports. Adviser and Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

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5.    Status of Subadviser. The services of Subadviser to Adviser and the Trust are not to be deemed exclusive, and Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

6.    Certain Records. Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Investment Company Act of 1940, all records relating to the Portfolios’ investments that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Investment Company Act of 1940 which are prepared or maintained by Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or Adviser on request.

Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust’s auditors, the Trust or any representative of the Trust, Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

7.    Reference to Subadviser. Neither the Trust nor Adviser or any affiliate or agent thereof shall make reference to or use the name of Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of Subadviser, which approval shall not be unreasonably withheld. Subadviser agrees to notify Adviser of any changes in the membership of the general partners of Subadviser as soon as practicable prior to such change.

8.    Liability of Subadviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Subadviser), Subadviser shall not be subject to liability to Adviser or to any other person for any act or omission in the course of, or connected with, rendering services hereunder including, without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Investment Company Act of 1940 concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

9.    Duration and Termination. This Agreement shall continue in full force and effect with respect to a Portfolio until the earlier of (a) two years from the date this Agreement is approved by the Trustees, or (b) the first meeting of the shareholders of such Portfolio after the date hereof. If approved at such meeting by the affirmative vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940), of the Portfolio with respect to such Portfolio, voting separately from any other series of the Trust, this Agreement shall continue in full force and effect with respect to such Portfolio from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust, provided, however, that if the shareholders fail to approve the Agreement as provided herein, Subadviser may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and rules thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

This Agreement may be terminated at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of a Portfolio on not less than 30 days nor more than 60 days written notice to Subadviser or by Subadviser at any time without the payment of any penalty, on 90 days written notice to Adviser and the Trust; provided, however, that this Agreement may not be terminated by Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Investment Company Act of 1940, or after six months’ written notice, whichever is earlier. This Agreement shall automatically terminate in the event of its assignment (as defined in the Investment Company Act of 1940). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage prepaid, to the

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other party at any office of such party. As used in this Section 9, the terms “assignment,” “interested persons,’’ and a “vote of a majority of the outstanding voting securities’’ shall have the respective meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

To the extent applicable, upon any termination of this Agreement, Adviser agrees that Subadviser shall have the authority to close any open futures or listed options contracts and/or to execute currency forward and spot contracts in the Portfolios for purposes of off-setting any open forward positions in the Portfolios.

This Agreement will also terminate in the event that the Investment Advisory and Management Agreement by and between the Trust on behalf of the Portfolio and Adviser referred to in Section 1 is terminated.

10.    Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that nothing contained herein shall be construed to be binding upon any of the Trustees, officers, or shareholders of the Trust individually.

11.    Confidentiality. Subadviser will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Portfolios, and will keep confidential any non-public information obtained directly as a result of this service relationship, and Subadviser shall disclose such non-public information only if Adviser or the Board of Trustees has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by Subadviser or has been disclosed, directly or indirectly, by Adviser or the Trust to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of Subadviser in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, Subadviser may disclose the total return earned by the Portfolios and may include such total return in the calculation of composite performance information.

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IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement on this 13th day of November, 2019.

SUNAMERICA ASSET MANAGEMENT, LLC

By:
Name:
Title:

ALLIANCEBERNSTEIN, LP.

By:
Name:
Title:

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SCHEDULE A

Effective November 13, 2019

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the Portfolio)

SA AB Growth Portfolio	0.35% on the first $50 million 0.30% on the next $100 million 0.25% on the next $500 million 0.20% above $650 million

SA AB Small & Mid Cap Value Portfolio	0.50% on first $250 million 0.45% over $250 million

SA VCP Dynamic Allocation Portfolio[1]	0.24% on the first $500 million 0.21% on the next $1 billion 0.19% on the next $1 billion 0.15% over $2.5 billion

SA VCP Dynamic Strategy Portfolio[1]	0.24% on the first $500 million 0.21% on the next $1 billion 0.19% on the next $1 billion 0.15% over $2.5 billion

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The Subadviser shall be paid a composite fee based on the aggregate assets of the Overlay Component it manages for the SA VCP Dynamic Allocation Portfolio and the SA VCP Dynamic Strategy Portfolio of SunAmerica Series Trust and the Dynamic Allocation Fund of VALIC Company I.

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SUNAMERICA SERIES TRUST

P.O. Box 15570

Amarillo, Texas 79105-5570

SA AB Growth Portfolio

SA AB Small & Mid Cap Value Portfolio

SA VCP Dynamic Allocation Portfolio

SA VCP Dynamic Strategy Portfolio

(each, a “Fund” and collectively, the “Funds”)

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this Notice is available at

www.aig.com/informationstatements

This Notice is to inform you that an information statement (the “Information Statement”) regarding the approval of a new subadvisory agreement is now available at the website referenced above. Each Fund is a series of SunAmerica Series Trust (the “Trust”). Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access American International Group, Inc.’s (“AIG”) website to review a complete copy of the Information Statement, which contains important information about the new subadvisory agreement.

As discussed in the Information Statement, on March 27, 2019, the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved a new subadvisory agreement (the “New Subadvisory Agreement”) between SunAmerica Asset Management, LLC (“SunAmerica”) and the Funds’ subadviser, AllianceBernstein L.P. (“AllianceBernstein”), with respect to each Fund. The prior Subadvisory Agreement (the “Prior Subadvisory Agreement”) between SunAmerica and AllianceBernstein automatically terminated under the 1940 Act in connection with the change of control of AXA Equitable Holdings, Inc., the indirect parent of AllianceBernstein. On November 13, 2019, the New Subadvisory Agreement between SunAmerica and AllianceBernstein became effective and the Prior Subadvisory Agreement terminated. There is no change in the advisory fees paid by each Fund under the New Subadvisory Agreement.

The Trust has received an exemptive order from the Securities and Exchange Commission which allows SunAmerica, subject to certain conditions, to enter into and materially amend subadvisory agreements without obtaining shareholder approval. As required by this exemptive order, a fund is required to provide information to shareholders about a new subadviser or change in an existing subadvisory agreement within 60 days of the hiring of any new subadviser or change in any existing subadvisory agreement. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about January 10, 2020, to all participants in a contract who were invested in a Fund as of the close of business on October 31, 2019. A copy of the Information Statement will remain on AIG’s website until at least January 10, 2021, and contract owners can request a complete copy of the Information Statement until such time.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570, Attn: Annuity Service Center or by calling (800) 445-7862. You may also have an electronic copy of the Information Statement sent to you without charge by sending an email request to the Trust at webmaster@sunamerica.com. You can request a complete copy of the Information Statement until January 10, 2021. To ensure prompt delivery, you should make your request no later than such date. Please note that you will not receive a paper copy unless you request it.

This Notice and the Information Statement are for your information only and you are not required to take any action.